Exhibit 99.2

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: September 1 - September 30, 2012

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

CORPORATE MONTHLY OPERATING REPORT

	Debtor:	Dynegy Northeast Generation, Inc.		Hudson Power, LLC		Dynegy Roseton, LLC		Dynegy Danskammer, LLC		Dynegy Holdings, LLC
Business unit number:		65500		65501		65502		65503		10001

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Document Attached	Explanation Attached	Document Attached	Explanation Attached	Document Attached	Explanation Attached	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes		Yes		Yes		Yes		Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes		No	[1]	No	[1]	No	[1]	Yes
Copies of bank statements		Yes		No	[1]	No	[1]	No	[1]	Yes
Cash disbursements journals		Yes		No	[1]	No	[1]	No	[1]	Yes
Statement of Operations	MOR-2	Yes		Yes		Yes		Yes		Yes
Balance Sheet	MOR-3	Yes		Yes		Yes		Yes		No	[3]
Status of Post-petition Taxes	MOR-4	Yes		Yes		Yes		Yes		Yes
Copies of IRS Form 6123 or payment receipt		Yes		Yes		Yes		Yes		Yes
Copies of tax returns filed during reporting period		Yes		Yes		Yes		Yes		Yes
Summary of Unpaid Post-petition Debts	MOR-4	Yes		Yes		Yes		Yes		Yes
Listing of Aged Accounts Payable		Yes		Yes		Yes		Yes		Yes
Accounts Receivable Reconciliation and Aging	MOR-5	No	[2]	No	[2]	Yes		Yes		No	[2]
Taxes Reconciliation and Aging	MOR-5	Yes		Yes		Yes		Yes		Yes
Payments to Insiders and Professional	MOR-6	Yes		Yes		Yes		Yes		Yes
Post Petition Status of Secured Notes, Leases Payable	MOR-6	Yes		Yes		Yes		Yes		Yes
Debtor Questionnaire	MOR-7	Yes		Yes		Yes		Yes		Yes

[1]         Dynegy Northeast Generation, Inc. and Dynegy Holdings, LLC are the only two debtor entities with bank accounts.

[2]         Dynegy Holdings, LLC, Dynegy Northeast Generation, Inc., and Hudson Power, LLC have no trade related accounts receivable.

[3]         Dynegy Holdings, LLC and Dynegy Inc. merged on September 30, 2012.  Refer to Dynegy Inc.’s Monthly Operating Report for the September 2012 Dynegy Holdings, LLC Balance Sheet.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: September 1 - September 30, 2012

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

MOR -1

($000)

Debtor:	Dynegy Northeast Generation, Inc.	Hudson Power, LLC	Dynegy Roseton, LLC	Dynegy Danskammer, LLC	Dynegy Northeast Generation, Inc.			Dynegy Holdings, LLC	Total
Business unit number:	65500	65501	65502	65503	65500			10001

	ALLOCATION [1]				BANK ACCOUNTS			BANK ACCOUNTS	BANK ACCOUNTS
	September 1 - September 30, 2012	September 1 - September 30, 2012	September 1 - September 30, 2012	September 1 - September 30, 2012	# 5260	#2269	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)	# 7678	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)

CASH BEGINNING OF MONTH					$19,905	$138	$20,043	$48,896	$68,939

RECEIPTS
CASH SALES	$—	$—	$4,151	$2,093	$6,244	$—	$6,244	$200,000	$206,244
ACCOUNTS RECEIVABLE - PREPETITION	—	—	—	—	—	—	—	—	—
ACCOUNTS RECEIVABLE - POST PETITION	—	—	—	—	—	—	—	—	—
LOANS AND ADVANCES	—	—	—	—	—	—	—	—	—
SALE OF ASSETS	—	—	—	—	—	—	—	—	—
OTHER (ATTACH LIST)	—	—	153	4	157	—	157	12	169
TRANSFERS (FROM DIP ACCTS)	—	—	—	—	—	—	—	—	—
TOTAL RECEIPTS	$—	$—	$4,304	$2,097	$6,401	$—	$6,401	$200,012	$206,413

DISBURSEMENTS
NET PAYROLL	$—	$—	$(264)	$(396)	$(660)	$—	$(660)	$—	$(660)
PAYROLL TAXES	—	—	(136)	(204)	(340)	—	(340)	—	(340)
OTHER EMPLOYEE BENEFITS	—	—	(158)	(237)	(395)	—	(395)	—	(395)
SALES, USE, & OTHER TAXES	—	—	(18)	(17)	(35)	—	(35)	—	(35)
INVENTORY PURCHASES	—	—	(20)	(38)	(58)	—	(58)	—	(58)
SECURED/ RENTAL/ LEASES	—	—	—	—	—	—	—	—	—
INSURANCE	—	—	—	—	—	—	—	—	—
OPERATING EXPENSES	—	—	(646)	(539)	(1,185)	—	(1,185)	—	(1,185)
G & A	—	—	(292)	(292)	(584)	—	(584)	—	(584)
FUEL PURCHASES	—	—	(1,049)	—	(1,049)	—	(1,049)	—	(1,049)
CAPEX	—	—	—	—	—	—	—	—	—
COLLATERAL	—	—	—	—	—	—	—	—	—
BANK FEES	—	—	—	—	—	—	—	—	—
OTHER	(2)	—	(82)	(386)	(470)	—	(470)	(157)	(627)
SUB NOTES	—	—	—	—	—	—	—	(110)	(110)
SR NOTES INDENTURE	—	—	—	—	—	—	—	(84)	(84)
PROFESSIONAL FEES	—	—	—	—	—	—	—	(2,433)	(2,433)
U.S. TRUSTEE QUARTERLY FEES	—	—	—	—	—	—	—	—	—
LEGAL SETTLEMENT	—	—	—	—	—	—	—	(2,700)	(2,700)
TOTAL DISBURSEMENTS	$(2)	$—	$(2,665)	$(2,109)	$(4,776)	$—	$(4,776)	$(5,484)	$(10,260)

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS	$(2)	$—	$1,639	$(12)	$1,625	$—	$1,625	$194,528	$196,153

CASH — END OF MONTH					$21,530	$138	$21,668	$243,424	$265,092

Note:	DNE also has the following additional Zero-Balance Accounts: Payroll Tax (5302), Payroll (5294), Gross Margin & Clearing (5286), and Capex, Opex, and G&A (5278).
[1]

Hudson Power, LLC, Dynegy Roseton, LLC, and Dynegy Danskammer, LLC do not have bank accounts. Therefore all cash receipts and disbursements from these entities flow through Dynegy Northeast Generation’s Master Bank Account #5260.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: September 1 - September 30, 2012

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

($000)

Debtor:	Dynegy Northeast Generation, Inc.							Dynegy Holdings, LLC
Business unit number:	65500							10001

	Concentration Account	Capex, Opex & G&A ZBA	Gross Margin & Clearing ZBA	Payroll ZBA	Payroll Tax ZBA	UAA		Concentration Account	Cash Collateral
	# 5260	# 5278 [1]	# 5286	# 5294 [1]	# 5302	# 2269	Total	# 7678	# 0204
BALANCE PER BOOKS	$21,548	$(7)	$—	$(11)	$—	$138	$21,668	$243,424	$27,007

BANK BALANCE	21,548	—	—	—	—	138	21,686	243,424	27,007
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	—	—	—	—	—	—	—	—	—
(-) OUTSTANDING CHECKS (ATTACH LIST):	—	(7)	—	(11)	—	—	(18)	—	—
OTHER (ATTACH EXPLANATION)	—	—	—	—	—	—	—	—	—

ADJUSTED BANK BALANCE	$21,548	$(7)	$—	$(11)	$—	$138	$21,668	$243,424	$27,007

Note:                  Dynegy Roseton, LLC, Dynegy Danskammer, LLC, and Hudson Power, LLC do not have bank accounts.

[1]                                 The Adjusted Bank Balances represent the total  $18K of outstanding checks.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: September 1 - September 30, 2012

STATEMENT OF OPERATIONS

MOR - 2

($000)

Debtor:	Dynegy Northeast Generation, Inc.		Hudson Power, LLC		Dynegy Roseton, LLC		Dynegy Danskammer, LLC		Dynegy Holdings, LLC
Business unit number:	65500		65501		65502		65503		10001

	September	November 8 - September 30, 2012	September	November 8 - September 30, 2012	September	November 8 - September 30, 2012	September	November 8 - September 30, 2012	September	November 8 - September 30, 2012
	MONTH	CUMULATIVE -FILING TO DATE	MONTH	CUMULATIVE -FILING TO DATE	MONTH	CUMULATIVE -FILING TO DATE	MONTH	CUMULATIVE -FILING TO DATE	MONTH	CUMULATIVE -FILING TO DATE
Revenues	$—	$(0)	$—	$—	$1,353	$4,749	$1,617	$5,022	$—	$—
Intercompany Revenues	—	(9)	—	—	1,408	34,174	367	23,601	—	—
Cost of Sales	—	(44)	—	—	781	18,122	837	20,329	—	(12)
Taxes Other than Income	—	—	—	—	—	—	—	—	—	0
Intercompany Cost of Sales	—	—	—	—	(0)	48	—	(16)	—	—
Gross Margin	—	35	—	—	1,980	20,753	1,147	8,310	—	12
O&M Costs	106	8,041	—	—	2,813	26,388	2,627	23,353	—	—
Operating Margin	(106)	(8,006)	—	—	(833)	(5,635)	(1,480)	(15,043)	—	12
Depreciation & Amortization	—	—	—	—	—	(4,881)	—	(2,006)	—	—
Asset Impairments	—	—	—	—	—	(8)	—	568	—	—
G & A	514	4,317	—	—	—	76	—	76	—	8,660
Operating Income/(Loss)	(620)	(12,323)	—	—	(833)	(822)	(1,480)	(13,681)	—	(8,648)
Bankruptcy Reorg charges	(50)	(972,664)	(0)	(1)	(1)	72,557	(1)	(2,739)	20,734	(554,464)
Equity Earnings/ (Losses)	—	—	—	—	—	—	—	—	(59,906)	(1,935,783)
Interest Income/(Expense)	(103)	4,781	—	(0)	—	(5,188)	—	(1,287)	—	(840)
Other Income/(Expense)	—	(4)	—	—	329	(17)	336	(1)	(1,294)	466,780
Income/(Loss) before income taxes	(773)	(980,210)	(0)	(1)	(505)	66,530	(1,145)	(17,708)	(40,465)	(2,032,955)
Tax Provision (benefit)	—	—	—	—	—	—	—	—	(8,364)	172,640
Income/(Loss) from operations	$(773)	$(980,210)	$(0)	$(1)	$(505)	$66,530	$(1,145)	$(17,708)	$(32,102)	$(2,205,595)

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: September 1 - September 30, 2012

BALANCE SHEET

MOR - 3

($000)

Debtor:	Dynegy Northeast Generation, Inc.	Hudson Power, LLC	Dynegy Roseton, LLC	Dynegy Danskammer, LLC
Business unit number:	65500	65501	65502	65503

	September	August	September	August	September	August	September	August
	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH

Assets:
Cash and Cash Equivalents	$21,668	$20,043	$—	$—	$4	$4	$4	$4
ST Investments - Restricted	—	—	—	—	—	—	—	—
AR Affiliates	1,342	(927)	—	—	(0)	714	—	439
Interest Rec Interco	—	—	—	—	—	—	—	—
Accounts Receivable	—	—	—	—	891	1,945	592	1,107
Inventory	—	—	—	—	10,332	10,332	13,033	13,592
Risk Management Assets - Affiliate	—	—	—	—	2,679	4,716	—	—
Prepaids & Other Assets	1,352	1,038	—	—	11,667	13,217	5,681	6,398
Total Current Assets	$24,362	$20,154	$—	$—	$25,573	$30,928	$19,310	$21,540

Property, Plant and Equipment:
Property, Plant & Equipment	$(919,703)	$(919,703)	$—	$—	$719,366	$719,366	$467,521	$467,521
Accumulated DD&A	919,703	919,703	—	—	(719,366)	(719,366)	(467,521)	(467,521)
Net Property, Plant and Equipment	0	0	—	—	(0)	(0)	—	—
Other Assets:
Investment-Consolidated Subs	286,661	285,551	286,661	285,551	—	—	—	—
LT Investments - Restricted	—	—	—	—	—	—	—	—
LT Notes and AR - IC	—	—	—	—	—	—	—	—
Net Other Assets	286,661	285,551	286,661	285,551	—	—	—	—
Total Assets	$311,023	$305,705	$286,661	$285,551	$25,573	$30,928	$19,310	$21,540

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: September 1 - September 30, 2012

BALANCE SHEET

MOR - 3

($000)

Debtor:	Dynegy Northeast Generation, Inc.		Hudson Power, LLC		Dynegy Roseton, LLC		Dynegy Danskammer, LLC
Business unit number:	65500		65501		65502		65503

	September	August	September	August	September	August	September	August
	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH

Liabilities And Equity:
Current Liabilities:
Accounts Payable - Third Party	$569	$443	$—	$—	$130	$187	$179	$498
Accounts Payable-Affiliates	852	690	—	—	2	2	50	4
Intercompany Due To-From	(3,370)	(11,541)	1	1	64,270	67,235	218,890	221,031
Interest Accrued	—	—	—	—	—	—	—	—
Interest Accrued- Intercompany	707	603	—	—	—	—	—	—
Taxes Accrued	35	199	—	—	16,855	16,855	7,118	7,118
Other Accrued Liabilities	1,839	1,717	0	0	1,259	1,160	1,515	1,360
Def Income Taxes – Cur Liab	—	—	—	—	—	—	—	—
Risk Management Liabilities	—	—	—	—	—	—	—	5
Risk Management Liabilities - Affiliate	—	—	—	—	2,410	4,358	—	—
Short Term Debt - I/C	13,000	13,000	—	—	—	—	—	—
Total Current Liabilities	$13,632	$5,111	$1	$1	$84,926	$89,797	$227,752	$230,016

Long-Term Liabilities:
Liabilities subject to compromise	$2,532	$2,482	$—	$—	$497,261	$497,261	$90,061	$90,061
Long Term Debt - Interco	—	—	—	—	—	—	—	—
Def Income Taxes – N Cur Liab	—	—	—	—	—	—	—	—
Other LT Liabilities	18,960	18,924	—	—	2,817	2,796	8,058	7,990
Total Liabilities	$35,124	$26,517	$1	$1	$585,004	$589,854	$325,871	$328,067

Equity:
Receivables - Affiliates	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock Issued - I/C	1	1	—	—	—	—	—	—
Common Stock-A	—	—	—	—	—	—	—	—
Addl Paid In Capital	2,808,579	2,808,579	545,066	545,066	306,311	306,311	238,755	238,755
Other Comprehensive Income	509	514	—	—	—	—	—	—
Retained Earnings (Accumulated Deficit)	(2,533,190)	(2,529,906)	(258,406)	(259,516)	(865,742)	(865,237)	(545,316)	(545,282)
Total Dynegy Inc Equity	$275,899	$279,188	$286,660	$285,550	$(559,431)	$(558,926)	$(306,561)	$(306,527)

Total Liabilities & Equity	$311,023	$305,705	$286,661	$285,551	$25,573	$30,928	$19,310	$21,540

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: September 1 - September 30, 2012

STATUS OF POST-PETITION TAXES

MOR - 4

Debtor:	Dynegy Northeast Generation, Inc.						Dynegy Holdings, LLC [2]
Business unit number:	65500						10001

	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Federal
Withholding [1]	$—	$145,909	$145,909	—	—	$—	$—	$—	$—	—	—	$—
FICA-Employee [1]	—	59,221	59,221	—	—	—	—	—	—	—	—	—
FICA-Employer [1]	—	80,176	80,176	—	—	—	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—	—	—	—	—	—	—
Income	—	—	—	—	—	—	—	—	—	—	—	—
Other:	—	—	—	—	—	—	—	—	—	—	—	—
Total Federal Taxes [1]	$—	$285,306	$285,306	—	—	$—	$—	$—	$—	—	—	$—
State and Local
Withholding [1]	—	54,730	54,730	—	—	—	—	—	—	—	—	—
Sales/Use	—	—	—	—	—	—	—	—	—	—	—	—
Excise	—	—	—	—	—	—	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—	—	—	—	—	—	—
Real Property [3] [4]	—	—	—	—	—	—	—	—	—	—	—	—
Personal Property	—	—	—	—	—	—	—	—	—	—	—	—
Franchise Tax	198,662	(128,859)	34,724	—	—	35,079	—	—	—	—	—	—
Metro Commuter Tax	35,153	3,568	—	—	—	38,721	—	—	—	—	—	—
Total State and Local	$233,815	$(70,561)	$89,454	—	—	$73,800	$—	$—	$—	—	—	$—

Total Taxes	$233,815	$214,745	$374,760	—	—	$73,800	$—	$—	$—	—	—	$—

[1]           Payroll taxes are totals from four payroll tax payments made on 9/6, 9/12, 9/19 and 9/26.

[2]           Dynegy Holdings, LLC is a holding company and has no payroll.

SUMMARY OF UNPAID	Dynegy Northeast Generation, Inc.					Dynegy Holdings, LLC
POST-PETITION DEBTS	65500					10001

	Number of Days Past Due					Number of Days Past Due
	Current	31-60	61-90	Over 91	Total	Current	31-60	61-90	Over 91	Total
Accounts Payable	$1,928	$—	$—	$—	$1,928	$—	$—	$—	$—	$—
Wages Payable [1]	—	—	—	—	—	—	—	—	—	—
Taxes Payable [2] [3]	73,800	—	—	—	73,800	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—	—	—	—	—
Professional Fees	(1,300)	—	—	—	(1,300)	14,662,814	—	—	—	14,662,814
Amounts Due to Insiders	—	—	—	—	—	—	—	—	—	—
Total Post-petition Debts	$74,428	$—	$—	$—	$74,428	$14,662,814	$—	$—	$—	$14,662,814

[1]           The Debtors are current on Payroll and Wage liabilities.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: September 1 - September 30, 2012

STATUS OF POST-PETITION TAXES

MOR - 4

Debtor:	Dynegy Danskammer, LLC						Dynegy Roseton, LLC
Business unit number:	65503						65502

	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Federal
Withholding [1]	$—	$—	$—	—	—	$—	$—	$—	$—	—	—	$—
FICA-Employee [1]	—	—	—	—	—	—	—	—	—	—	—	—
FICA-Employer [1]	—	—	—	—	—	—	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—	—	—	—	—	—	—
Income	—	—	—	—	—	—	—	—	—	—	—	—
Other:	—	—	—	—	—	—	—	—	—	—	—	—
Total Federal Taxes [1]	$—	$—	$—	—	—	$—	$—	$—	$—	—	—	$—
State and Local
Withholding [1]	—	—	—	—	—	—	—	—	—	—	—	—
Sales/Use	—	—	—	—	—	—	183	691	540	—	—	334
Excise	—			—	—	—	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—	—	—	—	—	—	—
Real Property [3] [4]	7,118,276	—	—	—	—	7,118,276	16,854,736	—	—	—	—	16,854,736
Personal Property	—	—	—	—	—	—	—	—	—	—	—	—
Franchise Tax	—	—	—	—	—	—	—	—	—	—	—	—
Metro Commuter Tax	—	—	—	—	—	—	—	—	—	—	—	—
Total State and Local	$7,118,276	$—	$—	—	—	$7,118,276	$16,854,919	$691	$540	—	—	$16,855,070

Total Taxes	$7,118,276	$—	$—	—	—	$7,118,276	$16,854,919	$691	$540	—	—	$16,855,070

[3]         Property taxes in the amount of $5,235,258 for Roseton became due on January 31, 2012.  In August 2012, $328,982 was accrued for penalties and interest and a partial payment of $1,000,000 was made leaving a past due property tax balance of $4,564,240.  An additional $12,290,496 in School property taxes, due October 1, 2012 was accrued for Roseton.  Roseton is current on all other Post-Petition taxes.

[4]         Property taxes in the amount of $2,340,389 for Danskammer became due on January 31, 2012.  In August 2012, $336,177 was accrued for penalties and interest and a payment of $1,000,000 was made leaving a past due property tax balance of $1,676,567.  An additional $5,441,709 in School property taxes, due October 1, 2012 was accrued for Danskammer.  Danskammer is current on all other Post-Petition taxes.

SUMMARY OF UNPAID	Dynegy Danskammer, LLC					Dynegy Roseton, LLC
POST-PETITION DEBTS	65503					65502

	Number of Days Past Due					Number of Days Past Due
	Current	31-60	61-90	Over 91	Total	Current	31-60	61-90	Over 91	Total
Accounts Payable	$504,825	$—	$—	$—	$504,825	$62,405	$—	$—	$—	$62,405
Wages Payable [1]	—	—	—	—	—	—	—	—	—	—
Taxes Payable [2] [3]	5,441,709	—	—	1,676,567	7,118,276	12,290,830	—	—	4,564,240	16,855,070
Rent/Leases-Building	—	—	—	—	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—	—	—	—	—
Professional Fees	13,000	—	—	—	13,000	23,250	—	—	—	23,250
Amounts Due to Insiders	—	—	—	—	—	—	—	—	—	—
Total Post-petition Debts	$5,959,534	$—	$—	$1,676,567	$7,636,101	$12,376,485	$—	$—	$4,564,240	$16,940,725

[1]         The Debtors are current on Payroll and Wage liabilities.

[2]         Property taxes in the amount of $2,340,389 for Danskammer became due on January 31, 2012.  In August 2012, $336,177 was accrued for penalties and interest and a payment of $1,000,000 was made leaving a past due property tax balance of $1,676,567.  An additional $5,441,709 in School property taxes, due October 1, 2012 was accrued for Danskammer.  Danskammer is current on all other Post-Petition taxes.

[3]         Property taxes in the amount of $5,235,258 for Roseton became due on January 31, 2012.  In August 2012, $328,982 was accrued for penalties and interest and a partial payment of $1,000,000 was made leaving a past due property tax balance of $4,564,240.  An additional $12,290,496 in School property taxes, due October 1, 2012 was accrued for Roseton.  Roseton is current on all other Post-Petition taxes.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: September 1 - September 30, 2012

STATUS OF POST-PETITION TAXES

MOR - 4

Debtor:	Hudson Power, LLC
Business unit number:	65501

	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Federal
Withholding [1]	$—	$—	$—	—	—	$—
FICA-Employee [1]	—	—	—	—	—	—
FICA-Employer [1]	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—
Income	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Total Federal Taxes [1]	$—	$—	$—	—	—	$—
State and Local
Withholding [1]	—	—	—	—	—	—
Sales/Use	—	—	—	—	—	—
Excise	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—
Real Property [3] [4]	—	—	—	—	—	—
Personal Property	—	—	—	—	—	—
Franchise Tax	—	—	—	—	—	—
Metro Commuter Tax	—	—	—	—	—	—
Total State and Local	$—	$—	$—	—	—	$—

Total Taxes	$—	$—	$—	—	—	$—

SUMMARY OF UNPAID	Hudson Power, LLC
POST-PETITION DEBTS	65501

Number of Days Past Due
	Current	31-60	61-90	Over 91	Total

Accounts Payable	$—	$—	$—	$—	$—
Wages Payable [1]	—	—	—	—	—
Taxes Payable [2] [3]	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—
Professional Fees	325	—	—	—	325
Amounts Due to Insiders	—	—	—	—	—
Total Post-petition Debts	$325	$—	$—	$—	$325

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: September 1 - September 30, 2012

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

MOR - 5

Debtor:	Dynegy Roseton, LLC					Dynegy Danskammer, LLC
Business unit number:	65502					65503

Accounts Receivable Reconciliation	Amount					Amount
Total Accounts Receivable at the beginning of the reporting period	$1,945,143					$1,107,309
Plus: Amounts billed during the period	890,887					592,571
Less: Amounts collected during the period	1,945,143					1,107,309
Total Accounts Receivable at the end of the reporting period	$890,887					$592,571

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old	$890,887	$—	$—	$—	$890,887	$592,571	$—	$—	$—	$592,571
31 - 60 days old	—	—	—	—	—	—	—	—	—	—
61 - 90 days old	—	—	—	—	—	—	—	—	—	—
91+ days old	—	—	—	—	—	—	—	—	—	—
Total Accounts Receivable	$890,887	$—	$—	$—	$890,887	$592,571	$—	$—	$—	$592,571

Less: Bad Debts (Amount considered uncollectible)	—	—	—	—	—	—	—	—	—	—

Net Accounts Receivable	$890,887	$—	$—	$—	$890,887	$592,571	$—	$—	$—	$592,571

Note:      Dynegy Holdings, LLC, Dynegy Northeast Generation, Inc., and Hudson Power, LLC have no trade related accounts receivable.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: September 1 - September 30, 2012

PAYMENTS TO INSIDERS AND PROFESSIONALS

MOR - 6

Dynegy Holdings, LLC	Hudson Power, LLC
10001	65501

PROFESSIONALS	PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID
Sidley Austin LLP		—	—	12,229,889	7,000,000	US Trustee Fee		—	—	975	325
Akin, Gump		—	621,365	6,265,418	2,457,358	TOTAL PAYMENTS TO PROFESSIONALS		$—	$—	$975	$325
FTI Consulting, Inc.		—	—	921,704	34,046
Epiq Bankruptcy Solutions		—	—	342,851	307,911
US Trustee Fee		—	—	23,400	13,000
Dewey and LeBoeuf LLP [1]		—	—	22,919	—
Huff Wilkes LLP [2]		—	—	3,442	—
King and Spalding [2]		—	—	32,514	—
Bryan Cave		—	—	—	—
Blackstone		—	102,897	1,024,528	3,770,348
Davies Ward		—	—	20,804	—
ICF Consulting		—	—	578,957	—
Kurtzman Carson		—	—	66,649	19,805
Quinn Emmanuael		—	—	4,148,461	50,000
Duff and Phelps		—	—	137,548	—
Ernst & Young LLP		—	—	174,914	—
Zolfo Cooper		—	386,530	872,147	138,499
Latham Watkins		—	—	—	304,168
KPMG		—	—	—	554,000
DLA Piper		—	—	—	1,168
Merrill Communications		—	—	—	6,511
Andrews Kurth		—	—	—	6,000
Ropes and Gray LLP		—	565,369	565,369	—
Arrent Fox LLp		—	756,660	756,660	—

TOTAL PAYMENTS TO PROFESSIONALS		$—	$2,432,821	$28,188,174	$14,662,814

[1]	Includes $15,228 payment from Dynegy Holdings on behalf of Dynegy Roseton and Dynegy Danskammer.
[2]	Fee paid by Dynegy Holdings on behalf of Dynegy Roseton and Dynegy Danskammer.
Note:	No payments were made to Insiders from any of the debtor entities in September.
Note:	None of the debtors have Secured Notes or Leases Payable.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: September 1 - September 30, 2012

PAYMENTS TO INSIDERS AND PROFESSIONALS

MOR - 6

Dynegy Roseton, LLC						Dynegy Danskammer, LLC
65502						65503

PROFESSIONALS						PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID
US Trustee Fee		—	—	32,500	23,250	US Trustee Fee		—	—	36,400	13,000
Huff Wilkes LLP		—	—	64	—	Huff Wilkes LLP		—	—	64	—
Keller and Heckman LLP		—	645	645	—	Keller and Heckman LLP		—	645	645	—
TOTAL PAYMENTS TO PROFESSIONALS		$—	$645	$33,209	$23,250	Haynes and Boone LLP		—	14,553	14,553	—
						TOTAL PAYMENTS TO PROFESSIONALS		$—	$15,198	$51,662	$13,000

Note:                  No payments were made to Insiders from any of the debtor entities in September.

Note:                  None of the debtors have Secured Notes or Leases Payable.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: September 1 - September 30, 2012

PAYMENTS TO INSIDERS AND PROFESSIONALS

MOR - 6

Dynegy Northeast Generation, Inc.

65500

PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID\
US Trustee Fee [4]		—	—	28,275	(1,300)
King and Spalding		—	—	9,204	—
Dewey and LeBoeuf LLP		—	—	875	—
Huff Wilkes LLP		—	—	2,751	—
TOTAL PAYMENTS TO PROFESSIONALS		$—	$—	$41,105	$(1,300)

[4]                                 Includes $10,400 payment made on behalf of Dynegy Holdings, LLC.

Note:                  No payments were made to Insiders from any of the debtor entities in September.

Note:                  None of the debtors have Secured Notes or Leases Payable.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: September 1 - September 30, 2012

DEBTOR QUESTIONNAIRE

MOR - 7

Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No	Notes:
Have any assets been sold or transferred outside the normal course of business this reporting period?		X
Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
Is the Debtor delinquent in paying any insurance premium payment?		X
Have any payments been made on pre-petition liabilities this reporting period?		X
Are any post petition receivables (accounts, notes or loans) due from related parties?	X

Post-petition intercompany receivables have been accrued and will be received in the normal course of business. DYPM markets the DNE energy and originally receives the cash before forwarding it to DNE.

Are any post petition payroll taxes past due?		X
Are any post petition State or Federal income taxes past due?		X
Are any post petition real estate taxes past due?	X

Property taxes in the amount of $5,235,258 for Roseton became due on January 31, 2012. In August 2012, $328,982 was accrued for penalties and interest and a partial payment of $1,000,000 was made leaving a past due property tax balance of $4,564,240. Property taxes in the amount of $2,340,389 for Danskammer became due on January 31, 2012. In August 2012, $336,177 was accrued for penalties and interest and a payment of $1,000,000 was made leaving a past due property tax balance of $1,676,567.

Are any other post petition taxes past due?		X
Have any pre-petition taxes been paid during this reporting period?		X
Are any amounts owed to post petition creditors delinquent?		X

DH has received invoices for indenture trustee fees which are related to unsecured prepetition debt but which may include post petition periods. Counsel has recommended that DH not pay these fees in the ordinary course.

Are any wage payments past due?		X
Have any post petition loans been received by the Debtor from any party?	X		Loans have been received under the November 15, 2011 intercompany Revolving Loan Agreement.
Is the Debtor delinquent in paying any U.S. Trustee fees?		X
Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
Have the owners or shareholders received any compensation outside of the normal course of business?		X

Note:      This Questionnaire covers Dynegy Holdings, LLC, Dynegy Northeast Generation, Inc., Dynegy Danskammer, LLC, Dynegy Roseton, LLC, and Hudson Power, LLC.